                                                                     EXHIBIT 1.1

                         NATIONAL GOLF PROPERTIES, INC.



                            (a Maryland corporation)


                        625,000  Shares of Common Stock



                               PURCHASE AGREEMENT






















Dated:  February [__], 1999

                               Table of Contents

                                                                                             Page
                                                                                             ----

     SECTION 1.  Representations and Warranties..............................................   2
                 (a)  Representations and Warranties by the Company..........................   2
                         (i)      Compliance with Registration Requirements..................   2
                         (ii)     Incorporated Documents.....................................   3
                         (iii)    Independent Accountants....................................   3
                         (iv)     Financial Statements.......................................   3
                         (v)      No Material Adverse Change in Business.....................   4
                         (vi)     Good Standing of the Company and
                                  the Operating Partnership..................................   4
                         (vii)    Good Standing of Subsidiaries..............................   5
                         (viii)   Capitalization.............................................   5
                         (ix)     Authorization, Execution and Enforceability
                                  of this Agreement..........................................   6
                         (xi)     Absence of Defaults and Conflicts..........................   6
                         (xii)    Absence of Labor Dispute...................................   7
                         (xiii)   Absence of Proceedings.....................................   7
                         (xiv)    Accuracy of Exhibits.......................................   7
                         (xv)     Possession of Intellectual Property........................   7
                         (xvi)    Absence of Further Requirements............................   8
                         (xvii)   Possession of Licenses and Permits.........................   8
                         (xviii)  Title to Property..........................................   8
                         (xix)    Investment Company Act.....................................   8
                         (xx)     Environmental Laws.........................................   9
                         (xxi)    No Stabilization or Manipulation of the
                                  Price of Securities........................................   9
                         (xxii)   Insurance Coverage.........................................  10
                         (xxiii)  No Restrictions on Payments by Subsidiaries................  10
                         (xxiv)   Filing of Tax Returns......................................  10
                         (xxv)    No Ownership of Equity Securities of Others................  10
                         (xxvi)   Internal Accounting Controls...............................  10
                         (xxvii)  No Bankruptcy Proceedings..................................  11
                         (xxviii) No Relationships with Certain Individuals..................  11
                         (xxix)   No Violation of Regulation M...............................  11
                         (xxx)    REIT Status................................................  11
                         (xxxi)   Property Compliance with Applicable
                                  Laws and Regulations.......................................  11
                         (xxxii)  Year 2000 Compliance.......................................  12
                 (b)  Representations and Warranties by the Selling Stockholder..............  12
                         (i)      Accurate Disclosure........................................  13
                         (ii)     Authorization of Agreements................................  13
                         (iii)    Good and Valid Title.......................................  13
                         (iv)     Absence of Manipulation....................................  13
                         (v)      No Violation of Regulation M...............................  14
                         (vi)     Absence of Further Requirements............................  14
                         (vii)    Restriction on Sale of Securities..........................  14

                                                                                             Page
                                                                                             ----
                         (viii)   Certificates Suitable for Transfer.........................  14
                         (ix)     No Association with NASD...................................  14
                         (x)      Form W-9...................................................  14
                 (c)  Officer's Certificates.................................................  14

     SECTION 2.  Sale and Delivery to Underwriter; Closing...................................  15
                 (a)     Initial Securities..................................................  15
                 (b)     Option Securities...................................................  15
                 (c)     Payment.............................................................  15
                 (d)     Denominations; Registration.........................................  15

     SECTION 3.  Covenants of the Company....................................................  16
                 (a)     Compliance with Securities Regulations and Commission Requests......  16
                 (b)     Filing of Amendments................................................  16
                 (c)     Delivery of Registration Statements.................................  16
                 (d)     Delivery of Prospectuses............................................  16
                 (e)     Continued Compliance with Securities Laws...........................  17
                 (f)     Blue Sky Qualifications.............................................  17
                 (g)     Rule 158............................................................  17
                 (h)     Listing.............................................................  17
                 (i)     Restriction on Sale of Securities...................................  17
                 (j)     Reporting Requirements..............................................  18
                 (k)     Qualification as a REIT.............................................  18

     SECTION 4.  Payment of Expenses.........................................................  18
                 (a)     Expenses............................................................  18
                 (b)     Expenses of the Selling Stockholder.................................  18
                 (c)     Termination of Agreement............................................  18
                 (d)     Allocation of Expenses..............................................  18

     SECTION 5.  Conditions of Underwriter's Obligations.....................................  19
                 (a)     Effectiveness of Registration Statement.............................  19
                 (b)     Opinions of Counsel for Company.....................................  19
                 (c)     Opinion of Counsel for the Selling Stockholder......................  19
                 (d)     Opinion of Counsel for Underwriter..................................  19
                 (e)     Officers' Certificate...............................................  20
                 (f)     Certificate of Selling Stockholder..................................  20
                 (g)     Accountant's Comfort Letter.........................................  20
                 (h)     Bring-down Comfort Letter...........................................  20
                 (i)     Approval of Listing.................................................  21
                 (j)     Lock-up Agreements..................................................  21
                 (k)     Conditions to Purchase of Option Securities.........................  21
                            (i)     Officers' Certificate....................................  21
                            (ii)    Certificate of Selling Stockholder.......................  21
                            (iii)   Opinion of Counsel for Company...........................  21
                            (iv)    Opinion of Counsel for the Selling Stockholder...........  21
                            (v)     Opinion of Counsel for Underwriter.......................  21
                            (vi)    Bring-down Comfort Letter................................  21
                  (l)     Additional Documents................................................  21

                                                                                             Page
                                                                                             ----
                 (m)     Termination of Agreement............................................  22

     SECTION 6.  Indemnification.............................................................  22
                 (a)     Indemnification of the Underwriter..................................  22
                 (b)     Indemnification of the Company, Directors and
                         Officers and Selling Stockholder....................................  23
                 (c)     Actions against Parties; Notification...............................  23
                 (d)     Settlement without Consent if Failure to Reimburse..................  24
                 (e)     Other Agreements with Respect to Indemnification....................  24

     SECTION 7.  Contribution................................................................  24

     SECTION 8.  Representations, Warranties and Agreements to Survive Delivery..............  25

     SECTION 9.  Termination of Agreement....................................................  25
                 (a)     Termination; General................................................  25
                 (b)     Liabilities.........................................................  26

     SECTION 10. Notices.....................................................................  26

     SECTION 11. Parties.....................................................................  26

     Section 12. Governing Law and Time......................................................  26

     SECTION 13. Effect of Headings..........................................................  26

Schedules and Exhibits:
-----------------------

Schedule A - Pricing Information                                                                Sch A-1

Schedule B - List of Persons and Entities Subject to Lock-Up                                    Sch B-1

Exhibit A-1 - Form of Opinion of Latham & Watkins                                               A-1-1

Exhibit A-2 - Form of Opinion of Ballard Spahr Andrews & Ingersoll                              A-2-1

Exhibit B - Form of Opinion of Counsel for the Selling Stockholder                              B-1

Exhibit C - Form of lock-up letter                                                              C-1

                        NATIONAL GOLF PROPERTIES, INC.
                           (a Maryland corporation)

                        625,000 Shares of Common Stock
                          (Par Value $.01 Per Share)

                              PURCHASE AGREEMENT
                              ------------------

                                                            February [__], 1999

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
     Incorporated
North Tower
World Financial Center
New York, New York  10281-1209

Ladies and Gentlemen:

     National Golf Properties, Inc., a Maryland corporation (the "Company"),
                                                                  -------
National Golf Operating Partnership, L.P., a Delaware limited partnership (the

"Operating Partnership"), and Oaks Christian High School, a California nonprofit
----------------------
public benefit corporation (the "Selling Stockholder"), confirm their respective
                                 -------------------
agreements with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch" or the "Underwriter"), with respect to (i) the
               -------------          -----------
sale by the Selling Stockholder and the purchase by the Underwriter of 625,000 shares of Common Stock, par value $.01 per share ("Common Stock"), of the
                                                   ------------
Company and (ii) the grant by the Selling Stockholder to the Underwriter of the option described in Section 2(b) hereof to purchase all or any part of 93,750 additional shares of Common Stock to cover over-allotments, if any. The aforesaid 625,000 shares of Common Stock (the "Initial Securities") to be
                                               ------------------
purchased by the Underwriter and all or any part of the 93,750 shares of Common Stock subject to the option described in Section 2(b) hereof (the "Option
                                                                   ------
Securities") are hereinafter called, collectively, the "Securities."
----------                                              ----------

     The Company and the Selling Stockholder understand that the Underwriter proposes to make a public offering of the Securities as soon as the Underwriter deems advisable after this Agreement has been executed and delivered.

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-67403) covering the
-----------
registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule
 --------
415 of the rules and regulations of the Commission under the 1933 Act (the "1933
                                                                            ----
Act Regulations"), including the related preliminary prospectus or prospectuses.
---------------
The Company shall file such additional amendments thereto and such amended and supplemental prospectuses as may be hereafter be required prior to the execution of this Agreement. Promptly after execution and delivery of this Agreement, the Company shall either (i) prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the 1933 Act Regulations and paragraph
                          ---------
(b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations or (ii) if the
                  -----------
Company has elected to rely upon Rule 434 ("Rule 434") of the 1933 Act
                                            --------
Regulations, prepare and file a term sheet (a "Term Sheet") in accordance with
                                               ----------
the provisions of Rule 434 and Rule 424(b). The information included in any such prospectus or in any such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective
(a) pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A
                                                              ---------
Information" or (b) pursuant to paragraph (d) of Rule 434 is referred to as
-----------
"Rule 434 Information." Each prospectus used before such registration statement
---------------------
became effective, and
any prospectus that omitted, as applicable, the Rule 430A Information or the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "preliminary
                                                              -----------
prospectus." Such registration statement, including the exhibits thereto,
----------
schedules thereto, if any, and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, at the time it became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, is herein called the "Registration Statement." Any registration
                                     ----------------------
statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing
                    ----------------------------------
the term "Registration Statement" shall include the Rule 462(b) Registration
          ----------------------
Statement. The final prospectus, including the prospectus supplement relating to the offering of the Securities contemplated hereby and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, in the form first furnished to the Underwriter for use in connection with such offering of the Securities is herein called the "Prospectus." If Rule 434
                                                      ----------
is relied on, the term "Prospectus" shall refer to the preliminary prospectus
                        ----------
dated February [__], 1999 together with the Term Sheet and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").
                                -----

     All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the "1934 Act") which is
                                                             --------
incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

     SECTION 1.  Representations and Warranties.
                 ------------------------------

          (a) Representations and Warranties by the Company.  The Company and
              ---------------------------------------------
     the Operating Partnership, jointly and severally, represent and warrant to the Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with the Underwriter, as follows:

                 (i) Compliance with Registration Requirements. The Company
                     -----------------------------------------
          meets the requirements for use of Form S-3 under the 1933 Act. The Registration Statement has been filed with the Commission and, one or more amendments to such Registration Statement may have been so filed. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

               At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933

          Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company shall comply with the requirements of Rule 434. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by Merrill Lynch expressly for use in the Registration Statement or Prospectus.

               Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriter for use in connection with the offering contemplated hereby was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

               The Company has not distributed and, prior to the later of (i) the Closing Date and (ii) the completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement or any amendment thereto or any Prospectus or any amendment or supplement thereto, or other materials, if any, permitted by the 1933 Act.

                 (ii)      Incorporated Documents. The documents incorporated or
                           ----------------------
          deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations or the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the "1934 Act
                                                                 --------
          Regulations"), as applicable, and, when read together with the other
          -----------
          information in the Prospectus, at the time the Registration Statement became effective, at the time the Prospectus was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                 (iii)     Independent Accountants. The accountants who
                           -----------------------
          certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

                 (iv)      Financial Statements.  The financial statements
                           --------------------
          included in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows and changes in financial condition of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved, except as otherwise stated therein. The supporting schedules, if any, included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement. The financial data and the statistical information and data set forth or incorporated by reference in the Prospectus fairly present, as of the date of such data or information, on the basis stated in the Registration Statement and the Prospectus, the information included therein. [The pro forma financial statements and the related notes thereto included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.] Other than the historical financial statements (or schedules) included therein, no other historical financial statements (or schedules) are required to be included in the Registration Statement or Prospectus.

                 (v) No Material Adverse Change in Business.  Since the
                     --------------------------------------
          respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, regardless of whether arising in the ordinary course of business (a "Material Adverse Effect"), (B) neither the Company nor
                          -----------------------
          any of its subsidiaries has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, regardless of whether covered by insurance, or from any labor dispute or any legal or governmental proceeding, (C) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, (D) except for regular dividends on the Common Stock in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, (E) the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business, (F) the Company has not purchased any of its outstanding capital stock (other than as contemplated by Section 1(viii) hereof) and (G) there has not been any material change in the capital stock or partnership interests (as the case may be), short-term debt or long-term debt of the Company and its subsidiaries.

                 (vi)      Good Standing of the Company and the Operating
                           ----------------------------------------------
          Partnership. The Company has been duly organized and is validly
          -----------
          existing as a corporation in good standing under the laws of the State of Maryland and has corporate power and authority to own and lease its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect. The Operating Partnership has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of Delaware and has full power and authority to own and lease its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Operating Partnership is duly qualified as a foreign limited partnership to transact business and is in good standing in each other jurisdictions in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

                 (vii)     Good Standing of Subsidiaries.  Each of the Company's
                           -----------------------------
          subsidiaries that is a corporation has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own and lease its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any subsidiary of the Company was issued in violation of the preemptive or similar rights of any securityholder of such subsidiary. Each of the subsidiaries of the Company that is a partnership has been duly organized and is validly existing as a partnership in good standing under the laws of the jurisdiction of its organization, has full power and authority to own and lease its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign partnership to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect. The partnership agreements of the subsidiaries of the Company that are partnerships have been duly authorized, executed and delivered by the general partners thereof and constitute the valid and binding obligation of the general partners thereof. Such partnership agreements reflect the Company and/or one or more its subsidiaries as the sole beneficial owners of the partnership interests in such partnerships, except as otherwise described in the Registration Statement. The only subsidiaries of the Company are the Operating Partnership and Royal Golf, L.P. II.

                 (viii)    Capitalization.  The authorized, issued and
                           --------------
          outstanding capital stock of the Company is as set forth or incorporated by reference in the Registration Statement (except for subsequent issuances, if any, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus). The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company, and no securityholder of the Company or the Operating Partnership has any right that has not been fully exercised or waived to require the Company to register the offer or sale of any securities owned by such securityholder under the 1933 Act in a public offering contemplated by this Agreement. All of the issued and outstanding shares of capital stock of the Company have been offered and sold in compliance with all applicable laws (including, without limitation, federal and state securities laws). Except for shares of Common Stock issued in exchange for Units (as defined below), shares of restricted

          Common Stock issued pursuant to the Company's employee benefit plans, shares of Common Stock issued upon exercise of stock options by directors and employees of the Company, and as described in the Prospectus, the Company has not issued or sold any shares of its capital stock during the six-month period preceding the initial filing date of the Registration Statement including any sales pursuant to Rule 144A under, or Regulation D or S of, the Act. Except as disclosed in the Prospectus, there are no outstanding (i) securities, equity interests or obligations of the Company or any of its subsidiaries convertible into or exchangeable for any capital stock or equity interests (as the case may be) of the Company or any such subsidiary,
          (ii) warrants, rights or options to subscribe for or purchase from the Company or any such subsidiary any such capital stock or equity interests or any such convertible or exchangeable securities, equity interests or obligations, or (iii) obligations of the Company or any such subsidiary to issue any shares of capital stock, equity interests, any such convertible or exchangeable securities, equity interests or obligations, or any such warrants, rights or options. All of the outstanding partnership interests in the Operating Partnership (the "Units") have been duly authorized and validly issued and are
                -----
          owned as set forth in the Prospectus and, in the case of Units issued to the Company, are owned free and clear of any security interests, liens, encumbrances, equities or claims, except as otherwise disclosed in the Prospectus. The Units conform in all material respects to the description thereof contained in the Prospectus. The Company is, and immediately after the Closing Date will be, the sole general partner of the Operating Partnership.

                 (ix)      Authorization, Execution and Enforceability of this
                           ---------------------------------------------------
          Agreement. This Agreement has been duly authorized, executed and
          ---------
          delivered by each of the Company and the Operating Partnership. This Agreement is the valid and binding agreements of each of the Company and the Operating Partnership, enforceable against the Company and the Operating Partnership in accordance with it terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws relating to creditors' rights generally, to the application of equitable principles in any proceeding, whether at law or in equity, as limited by the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy and to the extent that enforceability of such provisions may be limited due to the existence of an untrue statement of a material fact in the Registration Statement and the Prospectus or omission to state a material fact therein necessary to make the statements in the Registration Statement and the Prospectus, respectively, not misleading.

                 (x) Authorization and Description of Securities.  The
                     -------------------------------------------
          Securities to be purchased by the Underwriter from the Selling Stockholder pursuant to this Agreement have been duly authorized and, when issued and delivered to the Selling Stockholder upon exchange of its Units in accordance with the terms of the Agreement of Limited Partnership of the Operating Partnership, will be validly issued, fully paid and non-assessable. The Common Stock conforms in all material respects to the statements relating thereto contained in the Prospectus and such description conforms to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability by reason of being such a holder; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company.

                 (xi) Absence of Defaults and Conflicts.  Neither the Company
                      ---------------------------------
          nor any of its subsidiaries is in violation of its charter or by-laws or partnership agreement or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject (collectively, "Agreements and Instruments") except for such defaults that would not
           --------------------------
          result in a Material Adverse Effect. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement and compliance by each of the Company and the Operating Partnership with its obligations hereunder have been duly authorized by all necessary corporate and partnership action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or the charter or bylaws or partnership agreement of any subsidiary of the Company or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which
                          ---------------
          gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

                 (xi)      Absence of Labor Dispute.  No labor dispute with the
                           ------------------------
          employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary's principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

                 (xii)      Absence of Proceedings.  There is no action, suit,
                            ----------------------
          proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries or any of their respective properties, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Company or the Operating Partnership of their respective obligations hereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

                 (xiv)      Accuracy of Exhibits.  There are no contracts or
                            --------------------
          documents that are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

                 (xv)       Possession of Intellectual Property.  The Company
                            -----------------------------------
          and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property")
                                                ---------------------
          necessary to carry on the business now conducted by them, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

                 (xvi)     Absence of Further Requirements.  No filing with, or
                           -------------------------------
          authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by each of the Company and the Operating Partnership of its obligations hereunder, in connection with the offering or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

                 (xvii)    Possession of Licenses and Permits.  The Company and
                           ----------------------------------
          its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses")
                                                   ---------------------
          issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

                 (xviii)   Title to Property.  The Company and its subsidiaries
                           -----------------
          have good and marketable title to all real property owned by the Company and its subsidiaries (the "Properties"), including, without
                                             ----------
          limitation, all of the real property described in the Registration Statement or the Prospectus as being owned by the Company or any of its subsidiaries, and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectus or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all of the leases and subleases that are material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Prospectus, are in full force and effect, and neither the Company nor any subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of its subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

                 (xix)     Investment Company Act.  The Company is not, and upon
                           ----------------------
          the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                 (xx)      Environmental Laws.  Except as otherwise disclosed in
                           ------------------
          the Prospectus and except as would not, singly or in the aggregate result in a Material Adverse Effect, (i) none of the Company or any of its subsidiaries is in violation of any federal, state or local laws and regulations relating to pollution or protection of human health or the environment, including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of toxic or hazardous substances, materials or wastes, or petroleum and petroleum products ("Materials of Environmental Concern"), or
                               ----------------------------------
          otherwise relating to the protection of human health and safety, or the use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern (collectively, "Environmental
                                                             -------------
          Laws"), which violation includes, but is not limited to, noncompliance
          ----
          with, or lack of, any permits or other environmental authorizations, and (ii) (A) none of the Company or any of its subsidiaries has received any communication (written or oral), whether from a governmental authority or otherwise, alleging any such violation or noncompliance, and there are no circumstances, either past, present or that are reasonably foreseeable, that may lead to any such violation in the future, (B) there is no pending or threatened claim, action, investigation or notice (written or oral) by any person or entity alleging potential liability for investigatory, cleanup, or governmental response costs, or natural resources or property damages, or personal injuries, attorney's fees or penalties relating to (x) the presence, or release into the environment, of any Materials of Environmental Concern at any location owned or operated by the Company or any of its subsidiaries now or in the past, or (y) circumstances forming the basis of any violation or potential violation, of any Environmental Law (collectively, "Environmental Claims"), and (C)
                                            --------------------
          there are no past or present actions, activities, circumstances, conditions, events or incidents that could form the basis of any Environmental Claim against the Company or any of its subsidiaries or against any person or entity for whose acts or omissions the Company or any of its subsidiaries is or may reasonably be expected to be liable, either contractually or by operation of law. In the ordinary course of business, the Company, and each of its subsidiaries or tenants of its properties, as appropriate, (i) review and respond as appropriate, regarding the effect of Environmental Laws on the business, operations and properties of the Company and each of its subsidiaries, in the course of which, or as a result of which, the Company has identified and evaluated associated costs and liabilities (including, without limitation, any capital or operating expenditures required for cleanup, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities, and any potential liabilities to third parties), and (ii) have conducted environmental investigations of, and have reviewed reasonably available information regarding, the business, properties and operations of the Company and each of its subsidiaries, and of other properties impacting the Company's and its subsidiaries' business, properties and operations, as appropriate for the circumstances of each such property and operation; on the basis of such reviews, investigations and inquiries, the Company has reasonably concluded that, except as disclosed in the Registration Statement, any costs and liabilities associated with such matters would not have, singularly or in the aggregate, a Material Adverse Effect or otherwise require disclosure in the Registration Statement. All Environmental Claims that are required to be disclosed in the Prospectus have been disclosed.

                 (xxi)     No Stabilization or Manipulation of the Price of
                           ------------------------------------------------
          Securities. The Company has not, directly or indirectly, (i) taken any
          ----------
          action designed to cause or to result in, or that has constituted or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                 (xxii)    Insurance Coverage.  The Company and each of its
                           ------------------
          subsidiaries (or tenants of the Properties, as appropriate) are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged as described in the Prospectus; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew such insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not result in a Material Adverse Effect, except as described in or contemplated by the Prospectus.

                 (xxiii)   No Restrictions on Payments by Subsidiaries.  No
                           -------------------------------------------
          subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock or partnership interests, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Prospectus and except pursuant to (i) applicable law and (ii) with respect to prohibitions only against transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, (A) customary non-assignment provisions contained in leases to which the Company or any of its subsidiaries is a party and
          (B) security interests, including purchase money obligations, applicable to any property of the Company or any of its subsidiaries as of the date hereof.

                 (xxiv)    Filing of Tax Returns.  Each of the Company and its
                           ---------------------
          subsidiaries has timely filed all material foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof and has paid all material taxes (including any interest, penalty or addition thereto) required to be paid by it and any other material assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith by appropriate proceedings promptly instituted and diligently pursued and for which an adequate reserve in accordance with GAAP has been established. No audit, inquiry, investigation or similar proceeding is currently pending or, to the knowledge of the Company, threatened against the Company or any of its assets with respect to which it may be liable for the payment of material taxes.

                 (xxv)    No Ownership of Equity Securities of Others.  Except
                          -------------------------------------------
          as described in or contemplated by the Prospectus and except for shares of stock of water companies, the sole purpose of which investment is to obtain water for irrigation of the Company's golf courses, neither the Company nor any of its subsidiaries owns any shares of stock or any other equity securities of any corporation or has any equity interest in any firm, partnership, company, association or other entity.

                 (xxvi)    Internal Accounting Controls.  The Company and each
                           ----------------------------
          of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability;
          (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                 (xxvii)   No Bankruptcy Proceedings.  (i) To the knowledge of
                           -------------------------
          the Company or any of its subsidiaries, no proceeding or filing of a petition seeking relief under Title 11 of the United States Code or any other federal, state or foreign bankruptcy, insolvency, liquidation or similar law has been commenced or instituted (whether voluntary or involuntary) by or with respect to the Company or any of its subsidiaries or affiliates, (ii) none of the Company and its subsidiaries and affiliates has applied for or consented to the appointment of a receiver, trustee, custodian, sequestrator or similar official for any such persons or for a substantial part of any such persons' property or assets and (iii)none of the Company and its subsidiaries and affiliates has made a general assignment for the benefit of its creditors.

                 (xxviii)  No Relationships with Certain Individuals.  No
                           -----------------------------------------
          relationship, direct or indirect, exists between or among the Company or the Operating Partnership on the one hand, and the directors, officers, stockholders (in the case of the Company), limited partners (in the case of the Operating Partnership), tenants, customers or suppliers of the Company or the Operating Partnership on the other hand, which is required to be described in the Prospectus and is not so described.

                 (xxix)    No Violation of Regulation M.  The Company has not
                           ----------------------------
          taken any action that would violate Rule 102 of Regulation M of the 1934 Act.

                 (xxx)     REIT Status.  The Company has at all times been
                           -----------
          organized and operated in conformity with the requirements for qualification and taxation as a "real estate investment trust" (a "REIT") under the Internal Revenue Code of 1986, as amended (the
           ----
          "Code") for each of its taxable years ended December 31, 1993 through
           ----
          December 31, 1998, and the Company is and will be as of Closing organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code.

                 (xxxi)    Property Compliance with Applicable Laws and
                           --------------------------------------------
                 Regulations.
                 -----------

                           (1) Each of the Properties complies with all
                 applicable codes, laws, ordinances and regulations (including, without limitation, building and zoning codes and laws and regulations relating to access to the Properties) and deed restrictions or other covenants, except for such failures to comply that would not result in a Material Adverse Effect; and

                           (2) neither the Company, any of its subsidiaries nor
                 any tenant of any portion of any of the Properties is in default under any of the ground leases or air space leases (as lessee), space leases (as lessor or lessee, as the case may be) or other occupancy, license or operating agreement relating to, or under any of the mortgages or other security documents or other agreements encumbering or otherwise recorded against, the Properties and there is no event which, but for the passage of time or the giving of notice or both, would constitute a default under any of such documents or agreements, except such defaults that would not result in a Material Adverse Effect.

                 (xxxii)   Year 2000 Compliance.  The Prospectus includes all
                           --------------------
          required disclosure relating to the Company's Year 2000 disclosure obligations, including without limitation the disclosure described in the Commission's interpretive releases entitled (i) "Statement of the Commission Regarding Disclosure of Year 2000 Issues and Consequence by Public Companies, Investment Advisers, Investment Companies, and Municipal Securities Issuers" (SEC Release No. 33-7558, July 29, 1998) and (ii) "Frequently Asked Questions About the Statement of the Commission Regarding Disclosure of Year 2000 Issues and Consequences by Public Companies" (SEC Release 33-7609, November 9, 1998). The Company has no reason to believe, and does not believe, that the Year 2000 Problem will result in a Material Adverse Effect or result in any material loss or interference with the business or operations of the Company and its subsidiaries, taken as a whole. "Year 2000 Problem" means any significant risk that the Company's computer hardware or software applications and those of its subsidiaries will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000.

          (b)    Representations and Warranties by the Selling Stockholder.  The
                 ---------------------------------------------------------
Selling Stockholder represents and warrants to the Underwriter as of the date hereof, as of the Closing Time, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with the Underwriter, as follows:

                 (i) Accurate Disclosure. Such parts of the Registration
                     -------------------
          Statement and the Prospectus comprising information under the captions "Selling Stockholders" and "Selling Stockholder" which specifically relates to the Selling Stockholder, will not, at the date the Registration Statement becomes effective, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, at the date of the Prospectus, at the Closing Time and at each Date of Delivery (if any), will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The Selling Stockholder has no knowledge of any material fact or condition that is not set forth in the Registration Statement or the Prospectus and has adversely affected, or may adversely affect, the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company, and the sale of the Securities proposed to be sold by the Selling Stockholder is not prompted by any such knowledge.

                 (ii)      Authorization of Agreements.  The Selling Stockholder
                           ---------------------------
          has the full right, power and authority to enter into this Agreement and to sell, transfer and deliver the Securities to be sold by the Selling Stockholder hereunder. The execution and delivery of this Agreement and the sale and delivery of the Securities to be sold by the Selling Stockholder and the consummation of the transactions contemplated herein and compliance by the Selling Stockholder with its obligations hereunder have been duly authorized by the Selling Stockholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities to be sold by the Selling Stockholder or any property or assets of the Selling Stockholder pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder may be bound, or to which any of the property or assets of the Selling Stockholder is subject, nor will such action result in any violation of the provisions of the charter or by-laws or other organizational instrument of the Selling Stockholder, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Selling Stockholder or any of its properties.

                 (iii)    Good and Valid Title.  The Selling Stockholder will at
                          --------------------
          the Closing Time and, if any Option Securities are purchased, on the Date of Delivery, have good and valid title to the Securities to be sold by the Selling Stockholder hereunder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind, other than pursuant to this Agreement; and provided that the Underwriter does not have notice of any "adverse claim" (within the meaning given to such term in Article 8 of the Uniform Commercial Code of the State of New York), the Underwriter will be a "protected purchaser" (within the meaning given to such term in Article 8 of the Uniform Commercial Code of the State of New York) with respect to the Securities and will acquire the Securities free of any "adverse claim" (within the meaning given to such term in Article 8 of the Uniform Commercial Code of the State of New York).

                 (iv)     Absence of Manipulation.  The Selling Stockholder has
                          -----------------------
          not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result under the 1934 Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                 (v)      No Violation of Regulation M.  The Selling Stockholder
                          ----------------------------
          has not taken any action that would violate Rule 102 of Regulation M of the 1934 Act.

                 (vi)     Absence of Further Requirements. No filing with, or
                          -------------------------------
          consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by the Selling Stockholder of its obligations hereunder or in connection with the sale and delivery of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as may have previously been made or obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

                 (vii)    Certificates Suitable for Transfer.  At the Closing
                          ----------------------------------
          Time (and, if any Option Securities are purchased, at the Date of Delivery), the certificates representing all of the Securities to be sold by the Selling Stockholder pursuant to this Agreement at such time will be in suitable form for transfer by delivery or are accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed.

                 (viii)    No Association with NASD.  Neither the Selling
                           ------------------------
          Stockholder nor any of its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with a member, or is a "person associated with a member" (within the meaning given to such phrase in Article I, Section 1(ee) of the By-laws of the

          National Association of Securities Dealers, Inc.), of the National Association of Securities Dealers, Inc.

                 (ix)      Form W-9.  The Selling Stockholder shall deliver to
                           --------
          the Underwriter prior to or at the Closing Time a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

          (c) Officer's Certificates.  Any certificate signed by any officer of
              ----------------------
the Company or any of its subsidiaries delivered to the Underwriter or to counsel for the Underwriter shall be deemed a representation and warranty by the Company to the Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of the Selling Stockholder as such and delivered to the Underwriter or to counsel for the Underwriter pursuant to the terms of this Agreement shall be deemed a representation and warranty by the Selling Stockholder as to the matters covered thereby.

SECTION 2.  Sale and Delivery to Underwriter; Closing.
            -----------------------------------------

          (a) Initial Securities.  On the basis of the representations and
              ------------------
warranties herein contained and subject to the terms and conditions herein set forth, the Selling Stockholder agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Selling Stockholder, at the price per share set forth in Schedule A, the Initial Securities.

          (b) Option Securities.  In addition, on the basis of the
              -----------------
representations and warranties herein contained and subject to the terms and conditions herein set forth, the Selling Stockholder hereby grants an option to the Underwriter to purchase up to an additional 93,750 shares of Common Stock, at the price per share set forth in Schedule A, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Underwriter to the Selling Stockholder setting forth the number of Option Securities as to which the Underwriter is then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of
                                                                -------
Delivery") shall be determined by the Underwriter, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time (as hereinafter defined).

          (c) Payment.  Payment of the purchase price for, and delivery of
              -------
certificates for, the Initial Securities shall be made at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 300 South Grand Avenue, Suite 3400, Los Angeles, California 90071 or at such other place as shall be agreed upon by the Underwriter and the Company and the Selling Stockholder, at 6:30 A.M. (California time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10 hereof), or such other time not later than ten business days after such date as shall be agreed upon by the Underwriter and the Company and the Selling Stockholder (such time and date of payment and delivery being herein called "Closing Time").
                                             ------------

          In addition, in the event that any or all of the Option Securities are purchased by the Underwriter, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Underwriter and the Company and the Selling Stockholder, on each Date of Delivery as specified in the notice from the Underwriter to the Selling Stockholder.

          Payment shall be made to the Selling Stockholder by wire transfer of immediately available funds to a bank account designated by the Selling Stockholder against delivery to the Underwriter for its account of certificates for the Securities to be purchased by it.

          (d) Denominations; Registration.  Certificates for the Initial
              ---------------------------
     Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Underwriter may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Underwriter in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

     SECTION 3.  Covenants of the Company.  Each of the Company and the
                 ------------------------
Operating Partnership, jointly and severally, covenants with the Underwriter as follows:

          (a) Compliance with Securities Regulations and Commission Requests.
              --------------------------------------------------------------
     Subject to the provisions of Section 3(b) hereof, the Company shall comply with the requirements of Rule 430A or Rule 434, as applicable, and shall notify the Underwriter immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company shall effect promptly the filings necessary pursuant to Rule 424(b) and shall take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it shall file promptly such prospectus. The Company shall make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (b) Filing of Amendments.  The  Company shall give the Underwriter
              --------------------
     notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, shall furnish the Underwriter with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and shall not file or use any such document to which the Underwriter or counsel for the Underwriter shall object.

          (c) Delivery of Registration Statements.  The Company has furnished or
              -----------------------------------
     shall deliver to the Underwriter and counsel for the Underwriter, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and shall also deliver to the Underwriter, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for the Underwriter. The copies of the Registration Statement and each amendment thereto furnished to the Underwriter shall be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (d) Delivery of Prospectuses.  The Company has delivered to the
              ------------------------
     Underwriter, without charge, as many copies of each preliminary prospectus as the Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company shall furnish to the Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as the Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriter shall be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (e) Continued Compliance with Securities Laws.  The  Company shall
              -----------------------------------------
     comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriter or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company shall promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company shall furnish to the Underwriter such number of copies of such amendment or supplement as the Underwriter may reasonably request.

          (f) Blue Sky Qualifications.  The  Company shall use its best efforts,
              -----------------------
     in cooperation with the Underwriter, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Underwriter may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company shall file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

          (g) Rule 158.  The  Company shall timely file such reports pursuant to
              --------
     the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

          (h) Listing.  The  Company shall use its best efforts to effect the
              -------
     listing of the Securities on the  New York Stock Exchange.

          (i) Restriction on Sale of Securities.  During a period of 30 days
              ---------------------------------
     from the date of the Prospectus, each of the Company and the Operating Partnership shall not, without the prior written consent of Merrill Lynch,
     (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus, (B) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the Prospectus, or (C) any shares of Common Stock issued pursuant to any non-employee director stock plan or dividend reinvestment plan, (D) Units issued in exchange for contributions of property to the Operating Partnership or (E) issuances of preferred Units in exchange for cash contributed to the Operating Partnership.

          (j) Reporting Requirements.  The Company, during the period when the
              ----------------------
     Prospectus is required to be delivered under the 1933 Act or the 1934 Act, shall file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

          (k) Qualification as a REIT.  The Company will meet the requirements
              -----------------------
     necessary to qualify as a REIT under the Code for its 1999 taxable year.

     SECTION 4.  Payment of Expenses.
                 -------------------

          (a) Expenses.  The Company and the Selling Stockholder shall pay or
              --------
     cause to be paid all expenses incident to the performance of their obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriter of this Agreement and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriter, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriter, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of
     Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriter in connection therewith and in connection with the preparation of the blue sky survey, if any, and any supplement thereto, (vi) the printing and delivery to the Underwriter of copies of each preliminary prospectus, any Term Sheets and of the Prospectus and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriter of copies of the blue sky survey, if any, and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities and (ix) the fees and expenses incurred in connection with the listing of the Securities on the New York Stock Exchange.

          (b) Expenses of the Selling Stockholder.  The Selling Stockholder
              -----------------------------------
     shall pay all expenses incident to the performance of their respective obligations under, and the consummation of the transactions contemplated by this Agreement, including (i) any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Securities to the Underwriter and (ii) the fees and disbursements of its counsel and accountants.

          (c) Termination of Agreement.  If this Agreement is terminated by the
              ------------------------
     Underwriter in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company and the Selling Stockholder shall reimburse the Underwriter for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriter.

          (d) Allocation of Expenses.  The provisions of this Section 4 shall
              ----------------------
     not affect any agreement that the Company and the Selling Stockholder may make for the sharing of such costs and expenses.

     SECTION 5.  Conditions of Underwriter's Obligations.  The obligations of
                 ---------------------------------------
the Underwriter hereunder are subject to the accuracy of the representations and warranties of the Company, the Operating Partnership and the Selling Stockholder contained in Section 1 hereof or in certificates of any officer of the Company or any of its subsidiaries or on behalf of the Selling Stockholder delivered pursuant to the provisions hereof, to the performance by each of the Company and the Operating Partnership of its covenants and other obligations hereunder, and to the following further conditions:

          (a) Effectiveness of Registration Statement.  The Registration
              ---------------------------------------
     Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriter. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A) or, if the Company has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 424(b).

          (b) Opinions of Counsel for Company.  At the Closing Time, the
              -------------------------------
     Underwriter shall have received:

              (i) the favorable opinion, dated as of Closing Time, of Latham & Watkins, counsel for the Company and its subsidiaries, in form and substance satisfactory to counsel for the Underwriter, to the effect set forth in Exhibit A-1 hereto and to such further effect as counsel to the Underwriter may reasonably request.

              (ii) the favorable opinion, dated as of Closing Time, of Ballard Spahr Andrews & Ingersoll, special Maryland counsel for the Company and its subsidiaries, in form and substance satisfactory to counsel for the Underwriter, to the effect set forth in Exhibit A-2 hereto and to such further effect as counsel to the Underwriter may reasonably request.

          (c) Opinion of Counsel for the Selling Stockholder.  At Closing Time,
              ----------------------------------------------
     the Underwriter shall have received the favorable opinion, dated as of Closing Time, of Greenberg Gluster Fields Claman & Machtinger LLP, counsel for the Selling Stockholder, in form and substance satisfactory to counsel for the Underwriter, to the effect set forth in Exhibit B hereto and to such further effect as counsel to the Underwriter may reasonably request.

          (d) Opinion of Counsel for Underwriter. At the Closing Time, the
              ----------------------------------
     Underwriter shall have received the favorable opinion, dated as of Closing Time, of Skadden, Arps, Slate, Meagher

     & Flom LLP, counsel for the Underwriter to the effect that, subject to the limitations, qualification, exceptions and assumptions set forth therein, the Registration Statement, as of its effective date, and the Prospectus, as supplemented, as of the date of such supplements, appeared on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations, except that no opinion need be given as to documents incorporated by reference in the Registration Statement, the financial statements and notes thereto, schedules and other financial data included therein or excluded therefrom or the exhibits to the Registration Statement, and such counsel need not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or any supplements thereto. In giving such opinion such counsel may rely, insofar as such opinion involves factual matters, to the extent they deem proper, upon oral or written statements and representation of officers and other representatives of the Company and others.

          In addition, such counsel shall also state that they have participated in conferences with officers and other representatives of the Company, counsel for the Company, representatives of the independent public accountants of the Company and the Underwriter at which the contents of the Registration Statement and Prospectus and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus and have made no independent check or verification thereof, on the basis of the foregoing, no facts have come to the attention of such counsel that have led such counsel to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as supplemented by the prospectus supplements, as of the date of the prospectus supplements and as of the date hereof, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that in each case such counsel need express no opinion as to the documents incorporated by reference therein, the financial statements and the notes thereto, schedules and other financial data included therein or excluded therefrom or the exhibits to the Registration Statement.

          (e) Officers' Certificate.  At Closing Time, there shall not have
              ---------------------
     been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, regardless of whether arising in the ordinary course of business, and the Underwriter shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) each of the Company and the Operating Partnership has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

          (f) Certificate of Selling Stockholder.  At Closing Time, the
              ----------------------------------
     Underwriter shall have received a certificate of the Selling Stockholder, dated as of Closing Time, to the effect that (i) the representations and warranties of the Selling Stockholder contained in Section 1(b) hereof are true and correct in all respects with the same force and effect as though expressly made at and as of Closing Time and (ii) the Selling Stockholder has complied in all material respects with all agreements and all conditions on its part to be performed under this Agreement at or prior to Closing Time.

          (g) Accountant's Comfort Letter.  At the time of the execution of this
              ---------------------------
     Agreement, the Underwriter shall have received from PricewaterhouseCoopers LLP a letter dated such date, in form and substance satisfactory to the Underwriter, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

          (h) Bring-down Comfort Letter.  At Closing Time, the Underwriter shall
              -------------------------
     have received from PricewaterhouseCoopers LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (g) of this Section 5, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

          (i) Approval of Listing.  At Closing Time, the Securities shall have
              -------------------
     been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.

          (j) Lock-up Agreements.  At the date of this Agreement, the
              ------------------
     Underwriter shall have received an agreement substantially in the form of Exhibit C hereto signed by the persons listed on Schedule B hereto.

          (k) Conditions to Purchase of Option Securities.  In the event that
              -------------------------------------------
     the Underwriter exercise its option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company and the Selling Stockholder contained herein and the statements in any certificates furnished by the Company, any subsidiary of the Company and the Selling Stockholder hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Underwriter shall have received:

              (i) Officers' Certificate.  A certificate, dated such Date of
                  ---------------------
          Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(e) hereof remains true and correct as of such Date of Delivery.

             (ii) Certificate of Selling Stockholder.  A certificate, dated
                  ----------------------------------
          such Date of Delivery, of the Selling Stockholder confirming that the certificate delivered at Closing Time pursuant to Section 5(f) hereof remains true and correct as of such Date of Delivery.

            (iii) Opinion of Counsel for Company. The favorable opinion of
                  ------------------------------
          Latham & Watkins, counsel for the Company, together with the favorable opinion of Ballard Spahr Andrews & Ingersoll, special Maryland counsel for the Company, each in form and substance satisfactory to counsel for the Underwriter, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the respective opinions required by
          Section 5(b) hereof.

            (iv)  Opinion of Counsel for the Selling Stockholder.  The
                  ----------------------------------------------
          favorable opinion of Greenberg Gluster Fields Claman & Machtinger LLP, counsel for the Selling Stockholder, in form and substance satisfactory to counsel for the Underwriter, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

             (v)  Opinion of Counsel for Underwriter.  The favorable opinion of
                  ----------------------------------
          Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriter, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(d) hereof.

            (vi)  Bring-down Comfort Letter.  A letter from
                  -------------------------
          PricewaterhouseCoopers LLP, in form and substance satisfactory to the Underwriter and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Underwriter pursuant to Section 5(g) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

          (l) Additional Documents.  At Closing Time and at each Date of
              --------------------
     Delivery counsel for the Underwriter shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Selling Stockholder in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Underwriter and counsel for the Underwriter.

          (m) Termination of Agreement.  If any condition specified in this
              ------------------------
     Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the Underwriter to purchase the relevant Option Securities, may be terminated by the Underwriter by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof and except that Sections 1, 6, 7 and 8 hereof shall survive any such termination and remain in full force and effect.

     SECTION 6.  Indemnification.
                 ---------------

          (a) Indemnification of the Underwriter.  The Company and the Operating
              ----------------------------------
     Partnership, jointly and severally agree to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against:

              (i) any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

              (ii) any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

              (iii) any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

     provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

          The Selling Stockholder agrees to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained above in this subsection (a), as incurred, but only with respect to untrue statements or omissions or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon, and in conformity with, written information relating specifically to the Selling Stockholder furnished to the Company by or on behalf of the Selling Stockholder expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

          (b) Indemnification of the Company, Directors and Officers and Selling
              ------------------------------------------------------------------
     Stockholder. The Underwriter agrees to indemnify and hold harmless the
     -----------
     Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, the Operating Partnership and the Selling Stockholder and each person, if any, who controls the Selling Stockholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in clause (i) of subsection (a) of this Section 6, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

          (c) Actions against Parties; Notification.  Each indemnified party
              -------------------------------------
     shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (regardless of whether the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (d) Settlement without Consent if Failure to Reimburse.  If at any
              --------------------------------------------------
     time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) hereof effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and
     (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

          (e) Other Agreements with Respect to Indemnification.  The provisions
              ------------------------------------------------
     of this Section 6 shall not affect any agreement between the Company and the Selling Stockholder with respect to indemnification.

     SECTION 7.  Contribution.  If the indemnification provided for in Section 6
                 ------------
hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Operating Partnership and the Selling Stockholder on the one hand and the Underwriter on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Operating Partnership and the Selling Stockholder on the one hand and of the Underwriter on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Company, the Operating Partnership and the Selling Stockholder on the one hand and the Underwriter on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the

Company and the Selling Stockholder and the total underwriting discount received by the Underwriter, in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet bear to the aggregate initial public offering price of the Securities as set forth on such cover.

     The relative fault of the Company, the Operating Partnership and the Selling Stockholder on the one hand and the Underwriter on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholder or by the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company, the Operating Partnership, the Selling Stockholder and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 7, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 7, each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or the Selling Stockholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company or the Selling Stockholder, as the case may be.

     The provisions of this Section 7 shall not affect any agreement between the Company and the Selling Stockholder with respect to contribution.

     SECTION 8.  Representations, Warranties and Agreements to Survive Delivery.
                 --------------------------------------------------------------
All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries or the Selling Stockholder submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriter or controlling person, or by or on behalf of the Company or the Selling Stockholder, and shall survive delivery of the Securities to the Underwriter.

     SECTION 9.  Termination of Agreement.
                 ------------------------

          (a) Termination; General.  The Underwriter may terminate this
              --------------------
     Agreement, by notice to the Company and the Selling Stockholder, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, regardless of whether arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Underwriter, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or
     (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

          (b) Liabilities.  If this Agreement is terminated pursuant to this
              -----------
     Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 hereof shall survive such termination and remain in full force and effect.

     SECTION 10.  Notices.  All notices and other communications hereunder shall
                  -------
be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriter shall be directed to the Underwriter at 10877 Wilshire Boulevard, Suite 1900, Los Angeles, California 90024, Facsimile (310) 209-3952, attention of David Knowles; notices to the Company or the Operating Partnership shall be directed to them at 2951 28/th/ Street, Suite 3001, Santa Monica, California 90405, Facsimile (310) 664-6170, attention of William C. Regan; and notices to the Selling Stockholder shall be directed to [____________], attention of [____________________].

     SECTION 11.  Parties.  This Agreement shall each inure to the benefit of
                  -------
and be binding upon the Underwriter, the Company, the Operating Partnership and the Selling Stockholder and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriter, the Company, the Operating Partnership and the Selling Stockholder and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriter, the Company, the Operating Partnership and the Selling Stockholder and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from the Underwriter shall be deemed to be a successor by reason merely of such purchase.

     Section 12.  Governing Law and Time.  THIS AGREEMENT SHALL BE GOVERNED BY
                  ----------------------
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

     SECTION 13.  Effect of Headings.  The Article and Section headings herein
                  ------------------
and the Table of Contents are for convenience only and shall not affect the construction hereof.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company, the Operating Partnership and the Selling Stockholder a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriter, the Company, the Operating Partnership and the Selling Stockholder in accordance with its terms.

                              Very truly yours,

                              NATIONAL GOLF PROPERTIES, INC.


                              By:________________________________________
                              Name:______________________________________
                              Title:_____________________________________



                              NATIONAL GOLF OPERATING PARTNERSHIP

                              By: NATIONAL GOLF PROPERTIES, INC.


                              By:________________________________________
                              Name:______________________________________
                              Title:_____________________________________


                              OAKS CHRISTIAN HIGH SCHOOL


                              By:________________________________________
                              Name:______________________________________
                              Title:_____________________________________



CONFIRMED AND ACCEPTED,
 as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
     INCORPORATED


By:___________________________________
     Authorized Signatory

                                                                      Schedule A

                        NATIONAL GOLF PROPERTIES, INC.
                        625,000 Shares of Common Stock
                          (Par Value $.01 Per Share)


     (i) The public offering price per share for the Securities, determined as provided in said Section 2, shall be $[________].

    (ii) The purchase price per share for the Securities to be paid by the Underwriter shall be $[________], being an amount equal to the public offering price set forth above less $[________] per share; provided that the purchase price per share for any Option Securities purchased upon the exercise of the over-allotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.

                           Schedule A - Page Sch A-1

                                                                      Schedule B

                List of Persons and Entities Subject to Lock-Up

Richard A. Archer
John C. Cushman III
Bruce Karatz
Paul W. Major
Neil M. Miller
Charles S. Paul
David G. Price Trust
Richard C. Price
William C. Regan
Edward R. Sause
James M. Stanich
Scott S. Thompson
Dallas P. Price Trust
Joan P. Anawalt 1995 Revocable Trust
Joan P. Anawalt 1993 Annuity Income Trust

                           Schedule B - Page Sch B-1

                                                                     Exhibit A-1
                                                                     -----------

                      Form of Opinion of Latham & Watkins
                  to Be Delivered Pursuant to Section 5(b)(i)

          Reference is made hereby to the Purchase Agreement dated as of February [__], 1999 (the "Purchase Agreement") by and among National Golf
                          ------------------
Properties, Inc., a Maryland corporation (the "Company"), National Golf
                                               -------
Operating Partnership, L.P., a Delaware limited partnership (the "Operating
                                                                  ---------
Partnership"), Oaks Christian High School, a California nonprofit public benefit
-----------
corporation (the "Selling Stockholder"), and Merrill Lynch, Pierce, Fenner &
                  -------------------
Smith Incorporated. Capitalized terms used but not defined in this Exhibit have the respective meaning given to such terms in the Purchase Agreement.

     (i) The Company is duly qualified to transact business as a foreign corporation and is in good standing under the laws of the States of California. The Operating Partnership has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of Delaware and is duly qualified to transact business as a foreign limited partnership and is in good standing under the laws of the State of California.

     (ii) The Operating Partnership has partnership power to own or lease its properties and conduct its businesses as described in the Registration Statement and the Prospectus, and the Operating Partnership has partnership power to enter into the Purchase Agreement and to carry out all the terms and provisions thereof to be carried out by it.

     (iii) All outstanding shares of Common Stock (including the Securities) have been issued in compliance with the registration requirements of federal securities laws (or pursuant to an exemption therefrom), were not, to the knowledge of such counsel, issued in violation of or subject to any agreement to which the Company is a party and which is known to such counsel based solely on a certificate of the Company's Chairman of the Board of Directors and its President and Chief Executive Officer, or any preemptive rights or other rights to subscribe for or purchase any securities; no holders of outstanding shares of capital stock of the Company are entitled under any agreement to which the Company is a party and which is known to such counsel based solely on a certificate of the Company's Chairman of the Board of Directors and its President and Chief Executive Officer, as such, to any preemptive or other rights to subscribe for any of the Securities; and to the knowledge of such counsel no holders of securities of the Company are entitled to have such securities registered under the Registration Statement.

     (iv) The outstanding Units, including, without limitation, the Units issued to the Company, have been duly authorized and validly issued. The terms of the Units conform in all material respects to the description thereof and all statements related thereto contained in the Registration Statement and the Prospectus.

     (v) Except as disclosed in the Registration Statement and the Prospectus, to the knowledge of such counsel, based solely on a certificate of the Company's Chairman of the Board of Directors and its President and Chief Executive Officer, there are no outstanding (A) securities, equity interests or obligations of the Company or any of its subsidiaries convertible into or exchangeable for any capital stock or equity interests (as the case may be) of the Company or any such subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any such subsidiary any such capital stock or equity interests or any such convertible or exchangeable securities, equity interests or obligations, or (C) obligations of the Company or any such subsidiary to issue any shares of capital stock, equity interests, any such convertible or exchangeable securities, equity interests or obligations, or any such warrants, rights or options.


                           Exhibit A-1 - Page A-1-1

     (vi) The statements set forth under the headings "Partnership Agreement," "Material Federal Income Tax Consequences" in the Prospectus, insofar as such statements describe statutes, rules or regulations, legal conclusions with respect to their application or provisions of the organizational documents of the Company or the Operating Partnership, as applicable, have been reviewed by such counsel, are correct in all material respects and present fairly the information required to be disclosed therein.

     (vii) The execution and delivery of the Purchase Agreement have been duly authorized by all necessary partnership action of the Operating Partnership, and the Purchase Agreement has been duly executed and delivered by the Operating Partnership.

     (viii) To the knowledge of such counsel based on the representations of the Company contained herein, review of the letters of attorneys delivered to the Company's auditors with respect to the existence of contingent liabilities of the Company and a certificate of the General Counsel of the Company, (A) no legal or governmental proceedings are pending to which the Company or any of its subsidiaries is a party or to which the property of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein, and no such proceedings have been threatened against the Company or any of its subsidiaries or with respect to any of their respective properties and (B) no contract or other document is required to be disclosed in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement or any of the documents incorporated by reference therein, that is not disclosed therein or filed as required.

     (ix) The execution and delivery of the Purchase Agreement by the Company and the Operating Partnership and the compliance by the Company and the Operating Partnership with the provisions of the Purchase Agreement as of the Closing Date do not (A) require the consent, approval, authorization, registration or qualification of or with any federal, or California or New York governmental authority, except such as have been obtained under the Act and such as may be required under state securities or blue sky laws, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties are bound identified by an officer of the Company as material to the Company or any of its subsidiaries, or the certificate of limited partnership or partnership agreement of the Operating Partnership, or any provision of any California or New York statute, rule or regulation (other than federal or state securities laws, which are addressed elsewhere herein), or court orders specifically directed to the Company and identified by an officer of the Company as material to the Company or any of its subsidiaries.

     (x) The Company is not, and after giving effect to the transactions contemplated by the Purchase Agreement will not be, subject to registration as an investment company under the Investment Company Act of 1940, as amended.

     (xi) The Registration Statement is effective under the Act; any required filing of the Prospectus, or any Term Sheet that constitutes a part thereof, and any Prospectus pursuant to Rules 424(b) and 434 has been made in the manner and within the time period required thereby; and based upon such counsel's due inquiry made to the Office of the Secretary of the Commission, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement and the Prospectus or any amendment or supplement thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the knowledge of such counsel, are contemplated by the Commission.

     (xii) The Registration Statement originally filed with respect to the Securities and each amendment thereto and any Rule 462 Registration Statement, and the Prospectus (in each case, including the documents incorporated by reference therein but not including the financial statements, schedules and other

                           Exhibit A-1 - Page A-1-2
financial data contained therein, as to which such counsel need express no opinion) comply as to form (at the time filed) in all material respects with the applicable requirements of the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder. The Company meets the requirements for the use of Form S-3 under the Act.

     (xiii) If the Company elects to rely on Rule 434, the Prospectus are not "materially different," as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time of its effectiveness or any post-effective amendment thereto (including such information that is permitted to be omitted pursuant to Rule 430A).

     (xiv) The Company has at all times since its taxable year ended December 31, 1993 been organized and operated in conformity with the requirements for qualification as a "real estate investment trust" under the Code, and its proposed method of operation, as described in the Registration Statement, the Prospectus and the representations of the Company made to such counsel in an officer's certificate, will enable the Company to continue to meet the requirements for qualification and taxation as a "real estate investment trust" under the Code.

     (xv) Assuming that the Underwriter does not have notice of any "adverse claim" (within the meaning given to such term in Article 8 of the Uniform Commercial Code of the State of New York), upon delivery of a certificate or certificates representing the Securities, the Underwriter will be a "protected purchaser" (within the meaning given to such term in Article 8 of the Uniform Commercial Code of the State of New York) with respect to the Securities and will acquire the Securities free of any "adverse claim" (within the meaning given to such term in Article 8 of the Uniform Commercial Code of the State of New York).

     Such counsel shall also state that they have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and representatives of the Underwriter, at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus and has not made any independent check or verification thereof, during the course of such participation no facts came to the attention of such counsel that caused such counsel to believe that the Registration Statement, at the time it became effective, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date or as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no belief with respect to the financial statements, schedules and other financial data included or incorporated by reference in the Registration Statement or the Prospectus.

     In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials and, as to matters involving the application of laws of any jurisdiction other than the State of California, the State of New York, the Delaware General Corporation Law and the Delaware Revised Limited Partnership Act or the United States of America on opinions of local counsel, to the extent satisfactory in form and scope to counsel for the Underwriter.

     References to the Registration Statement and the Prospectus in such opinion shall include any amendment or supplement thereto at the date of such opinion.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of the laws of Maryland, upon the opinion of Ballard Spahr Andrews & Ingersoll, special counsel to the Company

                           Exhibit A-1 - Page A-1-3

(which opinion shall be dated and furnished to the Underwriter at the Closing Time, shall be satisfactory in form and substance to counsel for the Underwriter and shall expressly state that the Underwriter may rely on such opinion as if it were addressed to it) and (B), as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

     We are furnishing this opinion to you solely for your benefit and the benefit of investors purchasing the Common Stock pursuant to the Prospectus.

                           Exhibit A-1 - Page A-1-4

                                                                     Exhibit A-2
                                                                     -----------

             Form of Opinion of Ballard Spahr Andrews & Ingersoll
                 to Be Delivered Pursuant to Section 5(b)(ii)

          Reference is made hereby to the Purchase Agreement dated as of February [__], 1999 (the "Purchase Agreement") by and among National Golf
                          ------------------
Properties, Inc., a Maryland corporation (the "Company"), National Golf
                                               -------
Operating Partnership, L.P., a Delaware limited partnership (the "Operating
                                                                  ---------
Partnership"), Oaks Christian High School, a California nonprofit public benefit
-----------
corporation (the "Selling Stockholder"), and Merrill Lynch, Pierce, Fenner &
                  -------------------
Smith Incorporated. Capitalized terms used but not defined in this Exhibit have the respective meaning given to such terms in the Purchase Agreement.

     (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland.

     (ii) The Company has the requisite corporate power and corporate authority to own or lease its properties and to conduct its business as described in the Registration Statement and the Prospectus, to enter into the Purchase Agreement and to carry out all terms and provisions thereof to be carried out by it.

     (iii) The authorized, issued and outstanding capital stock of the Company is as set forth or incorporated by reference in the Registration Statement and the Prospectus; all necessary and proper corporate action required under the articles of incorporation and bylaws of the Company and the Maryland General Corporation Law (the "MGCL") was taken in order to duly authorize all
                              ----
outstanding shares of Common Stock (including the Securities); all outstanding shares of Common Stock (including the Securities) have been (or in the case of the Securities will be) duly and validly issued and fully paid and non-assessable, were not, to the best knowledge of such counsel, issued in violation of or subject to, under the articles of incorporation or the MGCL, any pre-emptive rights or other rights to subscribe for or purchase any securities of the Company, and conform, in all material respects, to the description thereof contained in the Registration Statement and the Prospectus; and to the best knowledge of such counsel, no holders of outstanding shares of capital stock of the Company are entitled, under the articles of incorporation or bylaws of the Company or the MGCL, to any pre-emptive or other rights to subscribe for any of the Securities.

     (iv) The execution and delivery by the Company of the Purchase Agreement in its individual capacity and in its capacity as general partner of the Operating Partnership have been duly authorized by all necessary corporate action required under the articles of incorporation and bylaws of the Company and the MGCL. This Agreement has been duly executed and delivered by the Company in its individual capacity and in its capacity as general partner of the Operating Partnership.

     (v) The statements set forth in the Registration Statement and the Prospectus under the headings "Description of Capital Stock" and "Certain Provisions of Maryland Law and the Company's Charter and Bylaws," insofar as such statements constitute matters of Maryland corporate law, summaries of Maryland corporate legal matters, documents, proceedings or legal conclusions under Maryland corporate law, have been reviewed by us and are correct in all material respects and present fairly the information contained therein.

     (vi) The offering and sale of the Securities to the Underwriter by the Selling Stockholder pursuant to the Purchase Agreement, the compliance by the Company with the other provisions of the Purchase Agreement and the consummation of the other transactions contemplated herein do not: (a) require the consent, approval, authorization, registration or qualification of or with any Maryland governmental authority; or (b) conflict with, or result in a breach or violation of, any of the terms and provisions of the articles of incorporation or the bylaws of the Company or any provisions of Maryland law.

                           Exhibit A-2 - Page A-2-1

     In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials and, as to matters involving the application of laws of any jurisdiction other than the State of Maryland on opinions of local, to the extent satisfactory in form and scope to counsel for the Underwriter.

     References to the Registration Statement and the Prospectus in this opinion shall include any amendment or supplement thereto at the date of such opinion.

                           Exhibit A-2 - Page A-2-2

                                                                       Exhibit B

      Form of Opinion of Greenberg Gluster Fields Claman & Machtinger LLP
                   to Be Delivered Pursuant to Section 5(c)


          Reference is made hereby to the Purchase Agreement dated as of February [__], 1999 (the "Purchase Agreement") by and among National Golf
                          ------------------
Properties, Inc., a Maryland corporation (the "Company"), National Golf
                                               -------
Operating Partnership, L.P., a Delaware limited partnership (the "Operating
                                                                  ---------
Partnership"), Oaks Christian High School, a California nonprofit public benefit
-----------
corporation (the "Selling Stockholder"), and Merrill Lynch, Pierce, Fenner &
                  -------------------
Smith Incorporated. Capitalized terms used but not defined in this Exhibit have the respective meaning given to such terms in the Purchase Agreement.

     (i) No filing with, or consent, approval, authorization, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, (other than the issuance of the order of the Commission declaring the Registration Statement effective and such authorizations, approvals or consents as may be necessary under state securities laws, as to which such counsel need express no opinion) is necessary or required to be obtained by the Selling Stockholder for the performance by the Selling Stockholder of its obligations under the Purchase Agreement or in connection with the offer, sale or delivery of the Securities.

     (ii) The Selling Stockholder has full right, power and authority to sell, transfer and deliver the Securities pursuant to the Purchase Agreement.

     (iii) The Purchase Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder.

     (iv) The execution, delivery and performance of the Purchase Agreement and the sale and delivery of the Securities and the consummation of the transactions contemplated in the Purchase Agreement and in the Registration Statement and compliance by the Selling Stockholder with its obligations under the Purchase Agreement have been duly authorized by all necessary action on the part of the Selling Stockholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities or any property or assets of the Selling Stockholder pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other instrument or agreement to which the Selling Stockholder is a party or by which it may be bound, or to which any of the property or assets of the Selling Stockholder may be subject nor will such action result in any violation of the provisions of the charter or by-laws of the Selling Stockholder, if applicable, or any law, administrative regulation, judgment or order of any governmental agency or body or any administrative or court decree having jurisdiction over the Selling Stockholder or any of its properties.

          (v) To the best knowledge of such counsel, the Securities to be sold by the Selling Stockholder pursuant to the Purchase Agreement are free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind.

                             Exhibit B - Page B-1

                                                                       Exhibit C

 Form of lock-up letter from directors, officers or other stockholders pursuant to Section 5(k)

                                    February [__], 1999

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
     Incorporated
North Tower
World Financial Center
New York, New York  10281-1209

     Re:  Proposed Secondary Public Offering of Common Stock of National Golf
          -------------------------------------------------------------------
Properties, Inc.
----------------

Dear Sirs:

     The undersigned, a stockholder [and an officer and/or director]/1/ of National Golf Properties, Inc., a Maryland corporation (the "Company"),
                                                             -------
understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") proposes to enter into a Purchase Agreement (the
               -------------
"Purchase Agreement") with the Company, National Golf Operating Partnership, a
 ------------------
Delaware limited partnership, and Oaks Christian High School, a California nonprofit public benefit corporation, providing for the public offering of shares (the "Securities") of the Company's common stock, par value $.01 per
             ----------
share (the "Common Stock"). In recognition of the benefit that such an offering
            ------------
will confer upon the undersigned as a stockholder [and an officer and/or director] of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with Merrill Lynch that, during a period of 30 days from the date of the Purchase Agreement, the undersigned will not, without the prior written consent of Merrill Lynch, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company's Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.


                              Very truly yours,


                              Signature:
                                        ---------------------------------
                              Print Name:
                                         --------------------------------



-------------------------
/1/       Delete or revise bracketed language as appropriate.

                             Exhibit C - Page C-1